UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2022

Maravai LifeSciences Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39725	85-2786970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10770 Wateridge Circle
Suite 200
San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 546-0004

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	MRVI	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 1, 2022, Maravai LifeSciences Holdings, Inc. (the “Company”) announced plans for William “Trey” Martin, III to serve as President of Maravai’s Biologics Safety Testing Segment beginning December 5, 2022, and its expectation that Martin will assume the role of Chief Executive Officer of the Company effective July 27, 2023. The Company also announced that Carl Hull, the Company’s Executive Chairman, will continue to serve as interim Chief Executive Officer.

As previously reported, Mr. Martin was appointed Chief Executive Officer of the Company on September 30, 2022, but was placed on a paid leave of absence on October 18, 2022, as a result of a lawsuit claiming violation of a noncompetition agreement filed by two of Martin’s former employers, subsidiaries of Danaher Corporation, and one of their affiliates. Mr. Martin, the Company and the Danaher entities have reached a confidential settlement pursuant to which the Company and Mr. Martin have agreed to limit his responsibilities for the Company and preclude his involvement in the Company’s Nucleic Acid Production segment through July 26, 2023. The parties also agreed to voluntarily dismiss the lawsuit.

Item 7.01.	Regulation FD Disclosure

On December 1, 2022, the Company issued a press release related to the foregoing, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit

99.1*	Press Release dated December 1, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARAVAI LIFESCIENCES HOLDINGS, INC.

Date: December 1, 2022

	By:	/s/ Kevin M. Herde
	Name:	Kevin M. Herde
	Title:	Chief Financial Officer